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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 18, 2001




                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             0-19277                 13-3317783
--------                             -------                 ----------
(State or other jurisdiction of     (Commission File        (IRS Employer
Incorporation)                      Number)                 Identification No.)


HARTFORD PLAZA
HARTFORD, CONNECTICUT                                 06115-1900
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(Address of principal executive                       (Zip Code)
offices)


Registrant's telephone number: (860) 547-5000
                               --------------


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Item 9.  Regulation FD Disclosure:

     The Hartford Financial Services Group, Inc. today announced that it filed a prospectus for the offering of 7,042,253 primary common shares. The sole underwriter for the transaction is Salomon Smith Barney, which purchased the shares from The Hartford Financial Services Group, Inc. at a purchase price of $57.00 per share, less an underwriting discount of $0.18 per share. Proceeds to The Hartford Financial Services Group, Inc., before expenses, will equal $56.82 per share, for an aggregate of $400.1 million. A written prospectus can be obtained from Salomon Smith Barney Inc., 390 Greenwich Street, New York,
New York 10013. This notice does not constitute an offer for sale of the securities.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE HARTFORD FINANCIAL SERVICES
                                          GROUP, INC.


Date: October 18, 2001                     By:   /s/ C. Michael O'Halloran
                                                -------------------------
                                          Name:  C. Michael O'Halloran
                                          Title: Senior Vice President




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